UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BULLFROG GOLD CORP.

(Name of Registrant as Specified In Its Charter)

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BULLFROG GOLD CORP.

Suite 555 – 999 Canada Place
Vancouver, British Columbia, Canada V6C 3E1

(604) 687-1717

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF STOCKHOLDER MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

To Our Stockholders:

This Notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of common stock, par value $0.0001 (the “Common Stock”) of Bullfrog Gold Corp., a Delaware corporation (the “Corporation”), and the holders of the Corporation’s Series B Preferred Stock (“Preferred Stock”), in each case, as of December 21, 2020 (the “Record Date”).

The purpose of this Notice and the Information Statement is to advise the Corporation’s stockholders that on December 21, 2020, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), stockholders of the Corporation holding a majority of the voting power of the Corporation entitled to vote as of the Record Date (the “Consenting Stockholders”) approved the authorization of the Corporation’s board of directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Corporation’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Corporation’s issued and outstanding Common Stock, (the “Reverse Stock Split”), at a planned ratio of five pre-Reverse Stock Split shares for every one post-Reverse Stock Split share, with the Board reserving the right to change the actual ratio of the Reverse Stock Split to be between 3:1 and 10:1 pre- to post- Reverse Stock Split shares, in its sole discretion, and with the Reverse Stock Split to be effective on or about January 26, 2021, or at such other time and date, if at all, as determined by the Board in its sole discretion. Additionally, on December 21, 2020, the Consenting Stockholders approved the authorization of the Board to file an amendment to the Certificate of Incorporation to change the name of the Corporation from “Bullfrog Gold Corp.” to “Augusta Gold Corp.” (the “Name Change”).

The consents that we have received approving the Reverse Stock Split and the Name Change constitute the only stockholder approval required under the DGCL, our Certificate of Incorporation, and our bylaws. Accordingly, the Reverse Stock Split and Name Change will not be submitted to the other stockholders of the Corporation for a vote. The accompanying Information Statement shall be considered the notice required under Section 228 of the DGCL and Article I, Section 7 of our bylaws.

The accompanying Information Statement, which describes the Reverse Stock Split and Name Change in more detail, is being furnished to all of our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record at the close of business on the Record Date are entitled to receive this Information Statement. Pursuant to Rule 14c-2 of the Exchange Act, the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders of record. This Information Statement will be mailed on or about January 4, 2021 to our stockholders of record as of the Record Date.

By	Order of the Board of Directors,

By:	/s/ Maryse Bélanger
Maryse Bélanger
President and Chief Executive Officer
January 4, 2021

BULLFROG GOLD CORP.

Suite 555 – 999 Canada Place
Vancouver, British Columbia, Canada V6C 3E1

(604) 687-1717

INFORMATION STATEMENT

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF STOCKHOLDER MEETING

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR VOTING CAPITAL STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS OR APPRAISAL RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

This Information Statement is being furnished in connection with the action by written consent of stockholders holding a majority of our voting capital stock taken without a meeting of certain actions described in this Information Statement. We are mailing this Information Statement to our stockholders of record as of December 21, 2020 (the “Record Date”).

On December 21, 2020, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), stockholders of the Corporation holding a majority of the voting power of the Corporation entitled to vote as of the Record Date (the “Consenting Stockholders”) approved the authorization of the Corporation’s board of directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Corporation’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Corporation’s issued and outstanding shares of common stock, par value $0.0001 (the “Common Stock”), (the “Reverse Stock Split”), at a planned ratio of five pre-Reverse Stock Split shares for every one post-Reverse Stock Split share, with the Board reserving the right to change the actual ratio of the Reverse Stock Split to be between 3:1 and 10:1 pre- to post- Reverse Stock Split shares, in its sole discretion, and with the Reverse Stock Split to be effective on or about January 26, 2021, or at such other time and date, if at all, as determined by the Board in its sole discretion. Additionally, on December 21, 2020, the Consenting Stockholders approved the authorization of the Board to file an amendment to the Certificate of Incorporation to change the name of the Corporation from “Bullfrog Gold Corp.” to “Augusta Gold Corp.” (the “Name Change”).

A copy of the Certificate of Amendment to the Certificate of Incorporation effecting the Reverse Stock Split is attached as Appendix A to this Information Statement (the “Reverse Split Certificate of Amendment”). A copy of the Certificate of Amendment to the Certificate of Incorporation effecting the Name Change is attached as Appendix B to this Information Statement (the “Name Change Certificate of Amendment”). The Corporation anticipates that it will affect the Reverse Stock Split and the Name Change at the same time in one amendment to the Certificate of Incorporation combining the amendments reflected in each of the Reverse Split Certificate of Amendment and the Name Change Certificate of Amendment, but the Board reserves the right to effect one or the other amendments separately on different dates.

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions approved by the Consenting Stockholders cannot become effective until twenty (20) days from the date of mailing of this Information Statement to our stockholders. This Information Statement will be mailed on or about January 4, 2021 to our stockholders of record as of the Record Date.

The Reverse Stock Split and Name Change will be effective as of a date determined by the Board following receipt of approval from the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the filing with the Secretary of the State of Delaware of the respective certificate of amendment (the “Effective Date”). It is currently anticipated that the Effective Date will be on or about January 26, 2021.

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QUESTIONS AND ANSWERS

What is the Purpose of this Information Statement?

This Information Statement is being furnished pursuant to Section 14(c) of the Exchange Act, to notify the Corporation’s stockholders as of the Record Date of certain corporate actions to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Corporation’s outstanding capital stock on the Record Date.

What actions were taken by written consent?

Effective as of December 21, 2020, we obtained consent from holders of a majority of the voting capital stock of the Corporation approving the authorization of the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Certificate of Incorporation, to effect the Reverse Stock Split and the Name Change.

How many shares of voting capital stock were outstanding on the Record Date?

On the date of the written consent, which is the Record Date and the date we received a copy of the consent of the holders of a majority of the voting power of capital stock, there were issued and outstanding 333,851,288 shares of Common Stock and 18,562,500 shares of Series B Preferred Stock convertible into 18,562,500 shares of Common Stock (the “Preferred Stock”). Each share of the Common Stock entitles the holder to one vote per share. Shares of the Series B Preferred Stock are entitled to vote on an as-converted basis with the Common Stock, such that each share of Series B Preferred Stock is entitled to one vote; therefore, on the Record Date, the total voting capital stock issued and outstanding amounted to 352,413,788 shares with total voting power of 352,413,788 votes.

What vote was obtained to approve the amendments to the Certificate of Incorporation described in this Information Statement?

The Consenting Shareholders from whom we obtained the written consent in lieu of a meeting held in the aggregate 188,237,204 shares of Common Stock, representing approximately 53.41% of the outstanding voting power of our stockholders. Under the DGCL and the Certificate of Incorporation, the affirmative vote of the stockholders holding at least a majority of the voting power of the Corporation entitled to vote constitutes the vote required to amend the Certificate of Incorporation to effect the Reverse Stock Split and the Name Change.

Who is entitled to notice?

Each holder of an outstanding share of Common Stock and Preferred Stock, as of the Record Date, will be entitled to notice of the matters voted upon.

Is consent to action in lieu of a meeting authorized under Delaware law?

Section 228 of the DGCL provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to the Corporation’s stockholders as of the Record Date. The corporate actions described herein will be effective no sooner than 20 days after the mailing of this Information Statement.

Who is bearing the cost of mailing this Information Statement?

The entire cost of furnishing this Information Statement will be borne by the Corporation.

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AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

On December 17, 2020, the Board recommended, and on December 21, 2020, the Consenting Stockholders approved, believing it to be in the best interests of the Corporation and its stockholders, the authorization of the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Certificate of Incorporation, to effect the Reverse Stock Split of the Corporation’s issued and outstanding Common Stock, at a planned ratio of five pre-Reverse Stock Split shares for every one post-Reverse Stock Split share, with the Board reserving the right to change the actual ratio of the Reverse Stock Split to be between 3:1 and 10:1 pre- to post- Reverse Stock Split shares, in its sole discretion, and with the Reverse Stock Split to be effective on or about January 26, 2021, or at such other time and date, if at all, as determined by the Board in its sole discretion.

Pursuant to the Reverse Stock Split, each five (5) shares of Common Stock, or some other amount between three (3) to ten (10) shares of Common Stock, as shall be determined by the Board, in its sole discretion, will be automatically converted, without any further action by the stockholders, into one (1) share of Common Stock. No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, each Stockholder will be entitled to receive one share of Common Stock in lieu of the fractional share that would have resulted from the Reverse Stock Split.

Vote Required

Pursuant to the DGCL, the approval of the Reverse Stock Split required a majority of the Corporation’s outstanding voting stock entitled to vote on the Reverse Stock Split as of the Record Date. As discussed above, the Consenting Stockholders represent a majority of the Corporation’s outstanding voting stock entitled to vote on the Reverse Stock Split as of the Record Date.

Background and Reasons for the Reverse Stock Split

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock in order to potentially:

•	improve the liquidity and marketability of our Common Stock;
•	broaden the pool of investors that may be interested in investing in the Corporation by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices;
•	make our Common Stock a more attractive investment to institutional investors; and
•	assist us in obtaining a future listing on a national securities exchange.

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating the Reverse Stock Split, the Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, including their awareness that the trading prices of the common stock of some companies that have effected reverse stock splits have subsequently declined to pre-reverse stock split levels. In recommending the Reverse Stock Split, the Board determined that it believes the potential benefits of the Reverse Stock Split significantly outweighed these potential negative factors.

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Determination of Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that would allow the Board to determine the exact reverse stock split ratio within a specified range of 3-to-1 and 10-to-1 (rather than stockholder approval of a fixed reverse stock split ratio) provides the flexibility to achieve the desired results of the Reverse Stock Split. Currently, the Board anticipates that the Reverse Stock Split ratio will be 5-to-1. However, the Board reserves the right to change the ratio of the Reverse Stock Split within the range of 3-to-1 and 10-to-1, should its consideration of the below factors change between the date hereof and the actual effective date of the Reverse Stock Split.

In determining the range of Reverse Stock Split ratios to be submitted for stockholder approval, the Board considered numerous factors, including:

●	the projected impact of the Reverse Stock Split ratio on the trading liquidity in our Common Stock and the Corporation’s ability to pursue an initial listing of our Common Stock on a national securities exchange;

●	the potential devaluation of the Corporation’s market capitalization as a result of a Reverse Stock Split;

●	the historical and projected performance of our Common Stock and volume level before and after the Reverse Stock Split;

●	prevailing market conditions;

●	general economic and other related conditions prevailing in the Corporation’s industry and in the marketplace generally;

●	the Corporation’s capitalization (including the number of shares of our Common Stock issued and outstanding); and

●	the prevailing trading prices for our Common Stock and its trading volume.

The Board will consider the conditions, information and circumstances existing at the time when it determines whether to implement a Reverse Stock Split and, if it decides to implement a Reverse Stock Split, the precise Reverse Stock Split ratio.

Potential Risks from the Reverse Stock Split

We cannot assure you that the total market capitalization of our Common Stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per-share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding in connection with the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. You should also keep in mind that the implementation of the Reverse Stock Split does not affect the actual or intrinsic value of our business or, subject to the issuance of shares of Common Stock for fractional shares created by the Reverse Stock Split, a stockholder’s proportional ownership in the Corporation. If the overall value of our Common Stock declines after the proposed Reverse Stock Split, however, then the actual or intrinsic value of the shares of our Common Stock will also proportionately decrease as a result of the overall decline in value.

Further, the Reverse Stock Split may reduce the liquidity of our Common Stock, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the proposed Reverse Stock Split may increase the number of stockholders who own odd lots (fewer than 100 shares) of our Common Stock, creating the potential for those stockholders to experience an increase in the cost of selling their shares and greater difficulty in selling those shares. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

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Although we expect the Reverse Stock Split to result in an increase in the market price of our Common Stock, the Reverse Stock Split may not result in a permanent increase in the market price of our Common Stock, which would depend on many factors, including general economic, market and industry conditions and other factors described from time to time in the reports we file with the Securities and Exchange Commission.

Principal Effects of the Reverse Stock Split

If the Board implements the Reverse Stock Split, we will amend our Certificate of Incorporation by filing the Reverse Stock Split Certificate of Amendment with the Secretary of State of Delaware as set forth on Appendix A to this Information Statement. Pursuant to Rule 14c-2(b) of the Exchange Act, the Reverse Stock Split will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Corporation anticipates that this Information Statement will be mailed to our stockholders on or about January 4, 2021. The Corporation anticipates that the Reverse Stock Split will be effective on or about January 26, 2021 in coordination with the Name Change, or such later date as all conditions and requirements to effectuate the Reverse Stock Split are satisfied. Notwithstanding the foregoing, the Reverse Stock Split is subject to the approval of FINRA which may delay the effective date of the Reverse Stock Split.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the Reverse Stock Split. Based on the currently anticipated ratio of 5-to-1, the resulting number of Common Stock outstanding would be reduced to one-fifth of the current number of shares of Common Stock outstanding, subject to the treatment of fractional shares, as discussed below, while the number of authorized shares of Common Stock will remain at 750,000,000. As of the effective time of the Reverse Stock Split, we would also adjust and proportionately decrease the number of shares of our Common Stock reserved for issuance upon conversion or exercise of, and adjust and proportionately increase the conversion or exercise price of, our Series B Preferred Stock, all options and warrants and all other rights to acquire our Common Stock. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our Common Stock that may be the subject of the future grants under our equity incentive plans.

The table below sets forth, for informational purposes only, the number of shares of our Common Stock outstanding before and after a Reverse Stock Split assuming a 3-to-1, 5-to-1, 7-to-1 and 10-to-1 ratio based on 333,851,288 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a 3-to-1 Reverse Split (1)	Assuming a 5-to-1 Reverse Split (1)	Assuming a 7-to-1 Reverse Split (1)	Assuming a 10-to-1 Reverse Split (1)
Aggregate Number of Shares of Common Stock	333,851,288	111,128,763	66,770,258	47,693,042	33,385,129

(1)	Numbers are approximate and do not take into account additional shares of Common Stock issued to settle the rounding up of fractional shares.

Generally, the Reverse Stock Split will affect all of our stockholders uniformly and will not materially affect any stockholder’s percentage ownership interests in the Corporation. Provided however, that, as described below, no fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, each Stockholder will be entitled to receive one whole share of Common Stock in lieu of the fractional share that would have resulted from the Reverse Stock Split. The rounding up of fractional shares to whole shares of Common Stock may have a de minimus, different effect on stockholders and result in a de minimus change in stockholder percentage ownership interests in the Corporation. After the Reverse Stock Split, the shares of our Common Stock will have the same proportional voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized.

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Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act, and following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Our Common Stock is quoted for trading on the OTC Market’s OTCQB under the symbol “BFGC” and will continue to be quoted on the OTCQB following the Reverse Stock Split.

After the effective time of the Reverse Stock Split, our Common Stock will have a new CUSIP number, which is a number used to identify our equity securities, and investors holding stock certificates with the older CUSIP number will need to exchange them for stock certificates with the new CUSIP numbers by following the procedures described below.

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Stock Split, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for our Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our Common Stock and securities convertible into or exercisable for our Common Stock.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 1,000,000,000 shares of capital stock, comprised of 750,000,000 shares of Common Stock and 250,000,000 shares of preferred stock. A total of 333,851,288 shares of our Common Stock are outstanding. While the Reverse Stock Split would decrease the number of outstanding shares of our Common Stock, it would not change the number of authorized shares under our Certificate of Incorporation. Consequently, the practical effect of the Reverse Stock Split would be to substantially increase the number of shares of our Common Stock available for issuance under our Certificate of Incorporation. The Board believes that such an increase is in our and our stockholders’ best interests because it would give us greater flexibility to issue shares of our Common Stock in connection with possible future financings, joint ventures and acquisitions as well as under our equity incentive plans and for other general corporate purposes. Although we do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of our Common Stock that would become available for issuance if the Reverse Stock Split is effected, we believe it would be advantageous in the future to have the shares available for the purposes described above in the future.

Anti-Takeover Effects of the Reverse Stock Split

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of the Corporation by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of the Corporation or our stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of the Corporation and did not authorize the Reverse Stock Split with the intention of using it as a type of anti-takeover device.

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The Corporation does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reasons for the Reverse Stock Split are to increase the stock price of our Common Stock and to increase the number of shares of Common Stock that the Corporation is able to issue in order to attract potential investors and conduct equity financings.

Fairness of the Process

The Board of the Corporation did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the Reverse Stock Split and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction. The Board concluded that the additional expense of these independent appraisal procedures was unreasonable in relation to the Corporation’s available cash resources and concluded that the Board could adequately establish the fairness of the Reverse Stock Split without the engagement of third parties.

Procedure for Effecting the Reverse Stock Split

If the Board concludes that the Reverse Stock Split is in the best interests of the Corporation and our stockholders, the Board would cause the Reverse Stock Split to be implemented at a whole number ratio of five for one, or such other ratio between 3:1 and 10:1 as the Board may determine in its sole discretion. We would file the Reverse Stock Split Certificate of Amendment with the Secretary of State of Delaware so that the Reverse Stock Split Certificate of Amendment becomes effective at the time the Board determines to be appropriate. The Board may delay effecting the Reverse Stock Split without resoliciting stockholder approval. The Reverse Stock Split would become effective on the date the Reverse Stock Split Certificate of Amendment is filed with the Secretary of State of Delaware or at such later effective date and time as specified in the Reverse Stock Split Certificate of Amendment.

As soon as practicable after the effective date of the Reverse Stock Split, the Corporation will notify its stockholders that the Reverse Stock Split has been implemented. National Securities Administrators Ltd. (“NSA”), the Corporation’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of our Common Stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our Common Stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the holders of the Corporation’s Common Stock. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock

Upon the effectiveness of the Reverse Stock Split, shares of our Common Stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our Common Stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our Common Stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

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Effect on Registered “Book-Entry” Holders of Our Common Stock

Registered holders of shares of our Common Stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our Common Stock, but generally have a statement reflecting the number of shares registered in their accounts. Stockholders that hold registered shares of our Common Stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

Effect on Options, Warrants, Preferred Stock and Other Securities

All outstanding options, warrants, preferred stock and other securities entitling their holders to purchase shares of our Common Stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split would not affect the par value of our Common Stock per share, which would continue to be $0.0001 par value per share, while the number of outstanding shares of our Common Stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to our Common Stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, reported per share net income or loss would be higher because there would be fewer shares of our Common Stock outstanding, and we would adjust historical per share amounts in our future financial statements.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation and the requirements of the DGCL. We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and will implement the Reverse Stock Split on or before January 26, 2021. However, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the filing with the Secretary of State of Delaware of the Reverse Stock Split Certificate of Amendment if it determines that the Reverse Stock Split is no longer in the best interests of the Corporation and its stockholders.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Information Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock who or that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the United States;
•	a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the effect of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

•	Financial institutions;
•	Insurance companies;
•	Real estate investment trusts;
•	Regulated investment companies;
•	Grantor trusts;
•	Tax-exempt organizations;
•	Dealers or traders in securities or currencies;
•	U.S. Holders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or
•	U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.

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Tax Consequences to the Corporation

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders

A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our Common Stock). The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

This discussion is for general information only and is not tax advice. It does not discuss all aspects of U.S. federal taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, stockholders should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the proposed Reverse Stock Split arising under the U.S. federal estate or gift tax laws or under the laws of any state, local or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

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NAME CHANGE

Purpose

On December 17, 2020, the Board recommended, and on December 21, 2020, the Consenting Stockholders approved, believing it to be in the best interests of the Corporation and its stockholders, the authorization of the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Certificate of Incorporation, to change our corporate name from “Bullfrog Gold Corp.” to “Augusta Gold Corp.”

The Board believes that changing our name to Augusta Gold Corp. will give the Corporation an improved identity and reflect recent transactions of the Corporation.

Vote Required

Pursuant to the DGCL, the approval of the Name Change required a majority of the Corporation’s outstanding voting stock entitled to vote on the Name Change. As discussed above, the Consenting Stockholders represent a majority of the Corporation’s outstanding voting stock entitled to vote on the Name Change.

Effective Date and Effects of the Name Change

Pursuant to Rule 14c-2(b) of the Exchange Act, the Name Change will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Corporation anticipates that this Information Statement will be mailed to our stockholders on or about January 4, 2021.

The Corporation anticipates that it will affect the Reverse Stock Split and the Name Change at the same time in one amendment to the Certificate of Incorporation combining the changes reflected in each of the Reverse Split Certificate of Amendment and the Name Change Certificate of Amendment, but the Board reserves the right to effect one or the other separately on different dates. A copy of the Name Change Certificate of Amendment is attached as Appendix B to this Information Statement.

The Corporation anticipates that the Name Change will be effective on or about January 26, 2021 in coordination with the Reverse Stock Split, or such later date as all conditions and requirements to effectuate the Name Change are satisfied. Notwithstanding the foregoing, the Name Change is subject to the approval of FINRA which may delay the effective date of the Name Change.

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our Corporation. The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable. Stockholders will not be requested to surrender for exchange any stock certificates they hold as result of the Name Change. On and after the effective date of the Name Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the effective date of the Amendment, newly issued stock certificates will bear the Corporation’s new name, but this will not affect the validity of stock certificates already outstanding.

When the Name Change is effectuated, the Common Stock will receive a new CUSIP number, which is the number used to identify the Corporation’s equity securities, but the stock certificates with the older CUSIP number will not need to be exchanged for stock certificates with the new CUSIP number. They will be issuable upon surrender. Our Common Stock will continue to be quoted on the OTC Market’s OTCQB. We will report our new CUSIP number and new trading symbol, if any, in a Current Report on Form 8-K once it is established.

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Dissenters’ and Appraisal Rights

Neither Delaware law, the Certificate of Incorporation, nor our bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 21, 2020, we had 333,851,288 shares of Common Stock issued and outstanding. The following table sets forth information known to us relating to the beneficial ownership of such shares as of such date by:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock;

●	each director;

●	each named executive officer; and

●	all named officers and directors as a group.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of December 21, 2020. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them.

Executive Officers and Directors

Name and Address	Shares Owned	Percentage
David Beling (1) 897 Quail Run Drive Grand Junction, CO 81505	33,162,204	9.93

Daniel Earle (2) Suite 2915, 181 Bay St Toronto, ON M5J 2T3	5,000,000	1.49

Don Taylor (3) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	2,000,000	0.60

Maryse Bélanger (4) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	2,500,000	0.75

Michael McClelland Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	0	0.00

Purni Parikh (5) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	2,000,000	0.60

Lynette Gould Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	72,300	0.02

Johnny Pappas Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	0	0.00

Scott Burkett Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	400	0.00

Tom Ladner Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	0	0.00

All executive officers and directors as a group (10 persons)	44,734,904	13.03

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5% or Greater Stockholders (Common Stock)

Name and Address	Shares Owned	Percentage
Richard Warke (6) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	208,500,000	47.59

Barrick Gold Corporation (7) Brookfield Place TD Canada Trust Tower 161 Bay Street, Suite 3700, Toronto, ON M5J 2S1	109,200,000	28.11

NPX Metals, Inc. (8) 3266 West Galveston Road, #107 Apache Junction, Arizona 85220	18,562,500	5.27

(1) Includes the following (all of which are held by the Beling Family Trust, of which David Beling is the trustee and has voting and dispositive power): 29,387,204 shares of Common Stock and 3,775,000 shares underlying options.

(2) Includes the following (all of which are held by 2210637 Ontario Ltd., a company wholly owned by Mr. Earle): 2,500,000 shares of Common Stock and 2,500,000 shares underlying warrants.

(3) Includes the following: 1,000,000 shares of Common Stock and 1,000,000 shares underlying warrants.

(4) Includes the following: 1,250,000 shares of Common Stock and 1,250,000 shares underlying warrants.

(5) Includes the following (all of which are held by the Lions Gate Holdings Inc., a company wholly owned by Ms. Parikh): 1,000,000 shares of Common Stock and 1,000,000 shares underlying warrants.

(6) Includes the following (all of which are held by Augusta Investments Inc., a company wholly owned by Mr. Warke): 104,250,000 shares of Common Stock and 104,250,000 shares underlying warrants.

(7) Includes the following: 54,600,000 shares of Common Stock and 54,600,000 shares underlying warrants.

(8) Includes 18,562,500 shares of Common Stock acquirable upon conversion of outstanding Series B Preferred Stock outstanding, all of which are held by NPX Metals, Inc.

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CHANGE IN CONTROL TRANSACTION

On October 26, 2020, the Corporation completed its acquisition (the “Acquisition Transaction”) of Bullfrog Mines LLC (“BMLLC”), the successor by conversion of Barrick Bullfrog Inc., pursuant to the membership interest purchase agreement (the “MIPA”) with Homestake Mining Company of California (“Homestake”), and Lac Minerals (USA) LLC (“Lac Minerals” and together with Homestake, the “Barrick Parties”). Pursuant to the MIPA, the Corporation purchased from the Barrick Parties all of the equity interests (the “Equity Interests”) in BMLLC for aggregate consideration of (i) 54,600,000 units of the Corporation, each unit consisting of one share of Common Stock and one four-year warrant (the “Warrant”) to purchase one share of Common Stock at an exercise price of C$0.30 (“Units”), (ii) a 2% net smelter returns royalty granted on all minerals produced from the Patented Claims and the Unpatented Claims (each as defined in the MIPA), pursuant to a royalty deed, dated October 26, 2020 by and among BMLLC and the Barrick Parties (the “Royalty Deed”), (iii) the Corporation granting indemnification to the Barrick Parties pursuant to an indemnity deed, dated October 26, 2020 by and among the Corporation, the Barrick Parties and BMLLC, and (iv) certain investor rights, including anti-dilution rights, pursuant to the investor rights agreement, dated October 26, 2020, by and among the Corporation, Augusta Investments Inc. (“Augusta”), and Barrick (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Corporation granted Barrick the right to designate one member of the Board of Directors of the Corporation, subject to the terms and conditions set forth therein. As a result of closing of the Acquisition Transaction, the Corporation is obligated to pay a fee of Cdn$1.2 million to Fort Capital Partners.

Through the Corporation’s acquisition of the Equity Interests, the Corporation acquired rights to 1,500 acres adjoining the Corporation’s Bullfrog Gold deposit.

Also on October 26, 2020, the Corporation closed a private placement financing (the “Financing Transaction,” and together with the Acquisition Transaction, the “Transactions”) pursuant to subscription agreements (the “Subscription Agreements”) with Augusta and certain other individuals identified by Augusta (together, the “Augusta Group”), pursuant to which the Corporation sold to the Augusta Group an aggregate of 110 million Units for an aggregate purchase price of Cdn$22 million.

Pursuant to the Transactions, the Corporation issued an aggregate of 54,600,000 shares of Common Stock included within the Units to the Barrick Parties and 110,000,000 shares of Common Stock included within the Units to the Augusta Group as consideration therefor. As a result, the Barrick Parties and the Augusta Group owned a majority of all shares of the Corporation’s Common Stock issued and outstanding after the closing of the Transactions. This calculation does not include the exercise or conversion of outstanding securities of the Corporation, including the Warrants issued to the Barrick Parties and the Augusta Group included within the Units.

As a result of the Change of Control, on the date hereof, Richard Warke, the principal of Augusta, beneficially owns 208,500,000 shares of our Common Stock (including 104,250,000 shares of Common Stock and 104,250,000 shares underlying warrants) representing 47.59% of the issued and outstanding voting shares of the Corporation on a partially diluted basis and the Barrick Parties beneficially own 109,200,000 shares of Common Stock (including 54,600,000 shares of Common Stock and 54,600,000 shares underlying warrants) representing 28.11% of the issued and outstanding voting shares of the Corporation on a partially diluted basis.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “could,” “might,” “plan,” “predict” or “project” or the negative of these words or other variations on these words or comparable terminology.

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These forward-looking statements include but are not limited to statements and information concerning statements regarding:

•	our consummation of the Reverse Stock Split and Name Change, as well as the timing of such events;

•	the intended benefits of the Reverse Stock Split, including that the Reverse Stock Split is in the best interests of the Corporation’s stockholders, is expected to result in an increase to the per share trading price of our Common Stock, and is expected to make such Common Stock more attractive to a broader range of institutional and other investors;

•	the potential dilution of current shareholders of the Corporation if the Reverse Stock Split is approved and the Corporation issues shares of Common Stock;

•	the market’s near and long term reaction to the Reverse Stock Split; and

•	statements regarding our intention to engage in future equity transactions, each as further provided and described below.

These forward-looking statements are based on the beliefs of the management of the Corporation as well as on assumptions that such management believes to be reasonable, based on information currently available at the time such statements were made. However, there can be no assurance that forward-looking statements will prove to be accurate. Such assumptions and factors include, among other things, the anticipated benefits and risks of the Reverse Stock Split.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Corporation to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•	difficulties, delays, unanticipated costs or our inability to consummate the Reverse Stock Split and Name Change on the expected terms and conditions or timeline;

•	difficulties, delays or the inability to increase the per share trading price of our Common Stock as a result of the Reverse Stock Split, including future decreases in the price of Common Stock due to, among other things, the issuance of shares of Common Stock causing dilution of the Common Stock, the announcement of the Reverse Stock Split and Name Change or our inability to make our Common Stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the Reverse Stock Split negatively or due to future financial results, market conditions, the market perception of our business, our inability to realize anticipated cost reductions or other factors adversely affecting the market price of our Common Stock, notwithstanding the Reverse Stock Split or otherwise;

•	unanticipated negative reactions to the Reverse Stock Split or unanticipated circumstances or results that could negatively affect interest in our Common Stock by the investment community; or

•	general business, economic, competitive, political, regulatory and social uncertainties; risks related to competition; risks related to factors beyond the control of the Corporation; the global economic climate; the execution of strategic growth plans; insurance risks; and litigation.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of the Corporation. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of the Corporation. Some of the important risks and uncertainties that could affect forward-looking statements are described further under the proposals contained in this Information Statement. The Corporation does not intend, and does not assume, any obligation to update any forward-looking statements, other than as required by applicable law. For all of these reasons, Corporation stockholders should not place undue reliance on forward-looking statements.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission (the “Commission”) has adopted rules that permit companies to deliver a single Information Statement to multiple stockholders sharing an address unless a Corporation has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Information Statement either now or in the future, please contact our Corporate Secretary either by calling +1 (604) 687-1717 or by mailing a request to Attn: Corporate Secretary, Suite 555, 999 Canada Place, Vancouver, B.C, Canada, V6C 3E1. Upon written or oral request to the Corporate Secretary, the Corporation will promptly provide a separate copy of the Information Statement. In addition, stockholders at a shared address who receive multiple copies of the Information Statement may request to receive a single Information Statement in the future in the same manner as described above.

ADDITIONAL INFORMATION

The Corporation is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. The Commission maintains a web site on the Internet (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”).

The Corporation will make available a copy of the documents we file with the Commission on the “Investors” section of our website at www.bullfroggold.com soon as reasonably practicable after filing these materials with the Commission. The information provided on our website is not part of this Information Statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge on our website.

THE REVERSE STOCK SPLIT AND THE NAME CHANGE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE SPLIT OR THE NAME CHANGE NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

By	Order of the Board of Directors,

By:	/s/ Maryse Bélanger
Maryse Bélanger
President and Chief Executive Officer
January 4, 2021

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Appendix A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BULLFROG GOLD CORP.

Bullfrog Gold Corp. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First. The amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, set forth below, was duly adopted by the Board of Directors by written consent in accordance with the provisions of Sections 141 and 242 of the DGCL and was approved by the stockholders by written consent in accordance with Section 228 and 242 of the DGCL, which written consent was signed by holders representing the necessary number of shares, as required by statute, to vote in favor of the amendment.

Second. The Amended and Restated Certificate of Incorporation, as amended, is hereby amended by adding the following to the end of Article IV.A:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [number of shares] shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

Third. Except as herein amended, the Corporation’s Amended and Restated Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth. The Effective Time of this Amendment will be [______] at [______] Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this  [______] day of   [______], 20[ ].

BULLFROG GOLD CORP.

By:

Its:

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Appendix B

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BULLFROG GOLD CORP.

Bullfrog Gold Corp. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First. The amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, set forth below, was duly adopted by the Board of Directors by written consent in accordance with the provisions of Sections 141 and 242 of the DGCL and was approved by the stockholders by written consent in accordance with Section 228 and 242 of the DGCL, which written consent was signed by holders representing the necessary number of shares, as required by statute, to vote in favor of the amendment.

Second. Article I of the Amended and Restated Certificate of Incorporation, as amended, is amended to read in its entirety as follows:

“FIRST: The name of the Corporation is Augusta Gold Corp.”

Third. Except as herein amended, the Corporation’s Amended and Restated Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth. The Effective Time of this Amendment will be [______] at [______] Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this  [______] day of   [______], 20[ ].

BULLFROG GOLD CORP.

By:

Its:

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